UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2021 (January 21, 2021)

European Sustainable Growth Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39917	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

73 Arch Street

Greenwich, CT 06830

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (203) 983-4400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A ordinary share and one-half of one Redeemable Warrant	EUSGU	The Nasdaq Stock Market LLC

Class A ordinary share, par value $0.0001 per share	EUSG	The Nasdaq Stock Market LLC

Warrants, each exercisable for one Class A ordinary share for $11.50 per share	EUSGW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 26, 2021, European Sustainable Growth Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 12,500,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (“Class A ordinary share”), and one-half of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A ordinary share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $125,000,000. Pursuant to the Underwriting Agreement (defined below), the Company granted the underwriters a 45-day option to purchase up to 1,875,000 additional Units solely to cover over-allotments, if any.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-251888) related to the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on January 4, 2021 (as amended, the “Registration Statement”):

●	An Underwriting Agreement (the “Underwriting Agreement”), dated January 21, 2021, by and between the Company and EarlyBirdCapital, Inc. (“EBC”), as representative of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Business Combination Marketing Agreement, dated January 21, 2021, by and among the Company, EBC and ABN AMRO Securities (USA) LLC (“ABN AMRO”), a copy of which is attached as Exhibit 1.2 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated January 26, 2021, by and between the Company and Continental Stock Transfer & Trust Company (“CST”), as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated January 26, 2021, by and among the Company, its officers, its directors and the Company’s sponsor, LRT Capital1 LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated January 26, 2021, by and between the Company and CST, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated January 26, 2021, by and among the Company, Sponsor, LHT Invest AB, EBC and ABN AMRO, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	An Administrative Services Agreement, dated January 26, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	A purchase agreement for private warrants, dated January 26, 2021 (the “Sponsor Private Warrants Purchase Agreement”), by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5.1 hereto and incorporated herein by reference.

●	A purchase agreement for private warrants, dated January 26, 2021 (the “EBC Private Warrants Purchase Agreement”), by and between the Company and EBC, a copy of which is attached as Exhibit 10.5.2 hereto and incorporated herein by reference.

●	A purchase agreement for private warrants, dated January 26, 2021 (the “ABN Private Warrants Purchase Agreement”, and together with the EBC Private Warrants Purchase Agreement and the Sponsor Placement Warrants Agreement, the “Private Warrants Purchase Agreements”), by and between the Company and ABN AMRO, a copy of which is attached as Exhibit 10.5.3 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Warrants Purchase Agreements, the Company completed the private sale of an aggregate of 4,000,000 warrants (the “Private Warrants”) to the Sponsor and the underwriters (3,800,000 Private Warrants to the Sponsor and 200,000 Private Warrants to the underwriters) at a purchase price of $1.00 per Placement Warrant, generating gross proceeds to the Company of $4,000,000. The Private Warrants are identical to the Warrants sold as part of the Units in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On January 21, 2021, in connection with the IPO, the Company filed its Amended and Restated Memorandum and Articles of Association in the Cayman Islands. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Articles of Association and Memorandum is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events

A total of $125,000,000, comprised of the proceeds from the IPO after offering expenses and the proceeds of the sale of the Private Warrants, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, if any, and up to $100,000 of interest that may be needed to pay dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Company’s public shares properly submitted in connection with a shareholder vote to amend the Amended and Restated Memorandum and Articles of Association (a) that would affect the Company’s public shareholders’ ability to convert or sell their shares to the Company in connection with a business combination or to modify the substance of the Company’s timing of its obligation to redeem 100% of the Company’s public shares if it does not complete its initial business combination within 24 months (such period, the “Combination Period”) from the closing of the IPO or (b) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity and (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within the Combination Period, subject to applicable law.

On January 21, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On January 26, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 21, 2021, by and between the Company and EBC, as representative of the several underwriters.

1.2	Business Combination Marketing Agreement, dated January 21, 2021, by and between the Company, EBC and ABN AMRO.

3.1	Amended and Restated Memorandum and Articles of Association.

4.1	Warrant Agreement, dated January 26, 2021, by and between the Company and CST, as warrant agent.

10.1	Letter Agreement, dated January 26, 2021, by and among the Company, its officers, its directors and the Sponsor.

10.2	Investment Management Trust Agreement, dated January 26, 2021, by and between the Company and CST, as trustee.

10.3	Registration Rights Agreement, dated January 26, 2021, by and between the Company, the Sponsor, EBC and ABN AMRO.

10.4	Administrative Support Agreement, dated January 26, 2021, by and between the Company and the Sponsor.

10.5.1	Private Placement Warrants Purchase Agreement, dated January 26, 2021, by and between the Company and the Sponsor.

10.5.2	Private Placement Warrants Purchase Agreement, dated January 26, 2021, by and between the Company and EBC.

10.5.3	Private Placement Warrants Purchase Agreement, dated January 26, 2021, by and between the Company and ABN AMRO.

99.1	Press Release, dated January 21, 2021.

99.2	Press Release, dated January 26, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

European Sustainable Growth Acquisition Corp.

	By:	/s/ Pieter Taselaar
		Name:	Pieter Taselaar
		Title:	Co-Chief Executive Officer

Dated: January 26, 2021

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